AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	CONTRACT ID CODE	PAGE OF PAGES
	D0-C9(U)	1	3

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO	5. PROJECT NO. (if applicable)

P00011		SEE BLOCK 16C	07PR06944-01	N.A.

6. ISSUED BY	CODE	N00014	7. ADMINISTERED BY (if other than item 6)	SCD-C	CODE	S3915A

OFFICE OF NAVAL RESEARCH	DCM PHILADELPHIA
ONR 254: WADE WARGO (703) 696-0719	PO BOX 11427
875 NORTH RANDOLPH ST	700 ROBBINS AVENUE BLDG 4A
ARLINGTON VA 22203-1995	PHILADELPHIA, PA 19111-0427

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) OCEAN POWER TECHNOLOGIES, INC. 1590 REED ROAD PENNINGTON, NJ 08534		(3)	9.A. AMENDMENT OF SOLICITATION NO. N.A.

		☐	9B. DATED (SEE ITEM 11)

		☑	10A. MODIFICATION OF CONTRACT/ORDER NO. N00014-02-C-0053

10B. DATED (SEE ITEM 13) 11 FEB 2002

CODE 04EP7	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by on of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of the amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
SEE THE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRTACTS/ORDERS
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ITEM 14.

(3)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

☑	D. OTHER (Specify type of modification and authority) Mutual Agreement of Parties in accordance with FAR 43.103(a)

E. IMPORTANT: Contractor ☐ is not, ☑ is required to sign this document and return 1 copies to the Issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to provide for additional costs for a cost growth and to increase the costs and fixed fee for expansion items under Contract Number N00014-02-C-0053.
See Page 2
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Charles F. Dunleavy Chief Financial Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Wade Wargo Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Charles F. Dunleavy	9/13/2007	BY /s/ Wade Wargo	9/13/2007
(Signature of person authorized to sign)		(Signature of Contracting Officer)

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this modification:
1)	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheet(s).

2)	Revise SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS to incorporate the expansion effort for CLIN 0001. the cost growth for CLIN 0005, and to provide funding for both under ACRN AG as follows:

				TOTAL ESTIMATED
ITEM NO.	SUPPLIES/SERVICES	ESTIMATED COST	FIXED FEE	COST & FIXED FEE
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.	$7,377,883	$299,552	$7,677,435
	000101 ACRN:AA $2,400,000
	000102 ACRN: AC $1,285,129
	000103 ACRN: AD $1,598,937
	000104 ACRN: AE $1,100,114
	000105 ACRN: AF $899,976
	000106 ACRN: AG $393,279
0002	Reports and Data in accordance with Exhibit A(DD Form 1423)			NSP
0003	OPTION 1 — Wave Tank Test 2; Validate Numerical Models	$99,850	$5,991	$105,841
0004	OPTION 2 — On-going Ocean Test -Continue Monitoring	$107,979	$6,479	$114,458
	000401 ACRN: AC $77,220
0005	OPTION 3 — Complete System Removal	$391,710	$15,599	$407,309
	000501 ACRN: AA $91,800
	000502 ACRN: AB $116,146
	000503 ACRN: AC $37,238
	000504 ACRN: AG $162,125
TOTAL ESTIMATED CONTRACT CONSIDERATION:		$7,877,572	$321,630	$8,199,202
3)	This modification adds additional tasks via Attachment 5, entitled “Statement of Work P00011” and associated with CLIN 0001 and 0005.

4)	SECTION F- DELIVERIES OR PERFORMANCE is hereby revised to read as follows:
1. The research effort to be performed under this contract shall be conducted during the period from 11 Feb 2002 through 31 December 2007
     Item No. 0002 of Section B (Reports and Data) shall be delivered within the time periods stated in Exhibits A &B. F.O.B. Destination.
     5) SECTION G — CONTRACT ADMINISTRATION DATA, paragraph 1.5, entitled “Allotment of Funds”, is revised to read as follows:

Contract Number N00014-02-C-0053 Modification Number P00011	PAGE 2

“1.5 ALLOTMENT OF FUNDS
     (a) It is hereby understood and agreed that this contract will not exceed a total amount of $8,199,202; including an estimated cost of $7,877,572 and a fixed fee of $321,630.
     (b) CLIN 0001 is fully funded.
     (c) CLIN 0003 is not funded.
     (d) It is hereby understood and agreed that CLIN 0004 will not exceed a total amount of $114,458: including an estimated cost of $107,979 and a fixed fee of $6,479. The total amount presently available for payment and allotted to CLIN 0004 is $77,220: including an estimated cost of $72,849 and a fixed fee of $4,371.
     (e) CLIN 0005 is fully funded.
     (f) It is estimated that the amount allotted of $8,199,202 will cover the remaining period of performance. No additional funding is anticipated to be provided under this effort.”
6)	SECTION H — SPECIAL CONTRACT REQUIREMENTS, paragraph 6.0 is hereby added:
Disposition of Buoy 2
Pursuant to 15 U.S.C. 638 as implemented by the U.S. Small Business Administration Small Business Innovation Research Program Policy Directive, title to Buoy 2 shall vest in the Contractor. The Contractor agrees that no charge will be made to the Government for any depreciation, amortization, or use of the Buoy 2 equipment under any existing or future Government contract or subcontract there under.
7)	This modification increases the Estimated Cost of the contract by $502,744. the Fixed Fee by $22,261. and the Total Estimated Cost & Fixed Fee by $525,005. All other terms and conditions remain unchanged.

Contract Number N00014-02-C-0053 Modification Number P00011	PAGE 3

Attachment 5. “Statement of Work — P00011”
Statement of Work (SoW) for Contract N00014-02-C-0053
Modification P00011
September 7, 2007
Buoy 1 Tasks (CLIN 0005)
Task B I -T6.0a. Remove hydraulic accumulator and other hydraulic equipment. — Ocean Power Technologies (OPT) will remove the hydraulic equipment not planned for further use from the seabed. This includes removal of the accumulator rack, hydraulic hoses. hydraulic cylinder-manifold assembly and fluid. This equipment will be transported to Honolulu. OPT will also dispose of system components that are no longer necessary for continuing system testing.
Task B1 -T6.0b. Remove all pods. OPT will retrieve the pods from the seabed, tow them to MCBH. remove them from the water and transport them to Honolulu. OPT will dispose of system components that are no longer necessary for continuing system testing. At the conclusion of this contract, the Government will transfer Government owned system components required for continuing tests from this contract to the applicable OPT contract.
Buoy 2 Tasks (CLIN 0001)
Task B2-T3.2. Inspection. Maintenance and Minor Repair for Buoy 2 for one month period
OPT will inspect, maintain & provide minor repairs for Buoy 2 for the one month period of deployment during June 2007.
A minor repair is defined as an activity that at most requires a small vessel with two scuba divers and an engineer for a repair accessible either near the buoy’s mast or a land-based equipment replacement. Typical buoy minor repair items may include replacement of the RF antenna or GPS, hydraulic rod joint connection, mast box, radar reflector, or navaid light. Typical land based equipment repairs would consist of replacement of a receiver antenna, control circuit board, data acquisition system components or other bunker equipment.
OPT will contract as required with an experienced offshore contractor to make routine visual inspections of the buoy, cable and anchor components to check for corrosion, marine growth and wear, and perform minor repairs or maintenance on the sea-based equipment.
Task B2-T4.0. Program and Technical Management
OPT will continue to provide program and technical management through the period of performance and close-out of the contract. The OPT technical manager will provide the overall technical direction for this effort in coordination with the program manager. OPT will continue to provide reports in accordance with the Contract Data Requirements List (CDRL) Items.
Task B2-T5.1. Buoy 2 Recovery & Disposition
At the end of the ocean test, OPT will recover Buoy 2 from the ocean test site for temporary storage at Marine Corps Base Hawaii (MCBH). An experienced contractor in marine engineering will be selected for this task. Additional transport of the buoy from MCBH will be at OPT’s expense.
Task B2-T5.2. Buoy 2 Root Cause Analysis

Contract Number N00014-02-C-0053 Modification P00011	Page 1

OPT will perform root cause analysis to determine the cause of the malfunction to the hydraulic power take-off system. OPT will disassemble the buoy preserving the hydraulic subsystem and send the system components out for independent analyses. This includes metallurgical analysis and inspection of the major hydraulic system components to include the hydraulic cylinders, manifolds, motors and hydraulic fluid. OPT will also provide a report outlining the results of the root cause analysis.

Contract Number N00014-02-C-0053 Modification P00011	Page 2

FINANCIAL ACCOUNTING DATA SHEET — NAVY

1. CONTRACT NUMBER (CRITICAL)			2. SPIIN (CRITICAL)			3. MOD (CRITICAL)				4. PR NUMBER
N0001402C0053						P00011				07PR06944 - 01

	6. LINE OF ACCOUNTING													7.	NAVY INTERNAL USE ONLY REF DOC/ACRN

CLIN/SLIN	A.	B.	C.	D.	E.	F.	G.	H.	I.	J.	K.			AMOUNT (CRITICAL)
	ACRN	APPROPRIATION	SUBHEAD	OBJ	PARM	RFM	SA	AAA	IT	PAA	COST CODE
	(CRITICAL)	(CRITICAL)	(CRITICAL)	CLA				(CRITICAL)			PROJ		PDU
											UNIT	MCC	& SUF

	AG	1761319	W3DK	255	RA	333	0	068342	2D	000000	09690	000	4KT0	$525,005.00	PR#07PR06944-01 FRC : 34KT

PAGE TOTAL														$525,005.00
GRAND TOTAL														$525,005.00

PREPARED/AUTORIZED BY:						COMPTROLLER APPROVAL:
						FOR FISCAL DATA AND SIGNATURE
						BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:						DATE:

ONR AWARD FORM (10/99) — version 1.1

FINANCIAL ACCOUNTING DATA SHEET — NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)			2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER
N0001402C0053				P00011	07PR06944-01

5.	6.	7.		8.		NAVY INTERNAL USE ONLY REF DOC/ACRN
CLIN/SLIN	ACRN	ACCOUNTING CITATION		AMOUNT
	(CRITICAL)			(CRITICAL)

			This page is intentionally blank

PAGE TOTAL				$.00
GRAND TOTAL				$.00

PREPARED/AUTHORIZED BY:				COMPTROLLER APPROVAL:
				FOR FISCAL DATA AND SIGNATURE
				BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:				DATE:

ONR AWARD FORM (10/99) — version 1.1